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                                                                    EXHIBIT 99.1


                             EMPLOYMENT AGREEMENT

            This AGREEMENT is made as of September 30, 1997, by and between, Physicians Clinical Laboratory, Inc., a Delaware corporation (the "Company"), and J. MARVIN FEIGENBAUM, an individual (hereinafter referred to as the "Employee").

                             W I T N E S S E T H :

            WHEREAS, the Company is engaged in the operation of a medical laboratory and related business enterprise; and

            WHEREAS, the Company employs and desires to continue the employment of the Employee for the purpose of securing to the Company the experience, ability and services of the Employee; and

            WHEREAS, the Employee desires to continue his present employment with the Company, pursuant to the terms and conditions herein set forth, superseding all prior agreements between the Company, its subsidiaries and/or predecessors and Employee;

            NOW THEREFORE, it is mutually agreed by and between the parties hereto as follows:

                                   ARTICLE I

                                  EMPLOYMENT

            Subject to and upon the terms and conditions of this Agreement, the Company hereby employs and agrees to continue the employment of the Employee, and the Employee hereby accepts such continued employment in his capacity as Chairman of the Board, President and Chief Executive Officer. In this capacity, Employee will report to the Board of Directors of the Company.
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                                  ARTICLE II

                                    DUTIES

            (A) The Employee shall, during the term of his employment with the Company, perform such services and duties of an executive nature in connection with the business, affairs and operations of the Company as may be reasonably and in good faith assigned or delegated to him from time to time by or under the authority of the Board of Directors of the Company and consistent with the position of Chairman of the Board, President and Chief Executive Officer.

            (B) Employee agrees to use his best efforts in the promotion and advancement of the Company and its welfare and business. Employee agrees to devote such time and effort to the business of the Company as is reasonably necessary to fulfill the duties of Chairman of the Board, President and Chief Executive Officer; provided, however, that the Company acknowledges that (i) Employee is serving and will continue to serve as Chairman, President and Chief Executive Officer of NU-TECH BIO-MED, INC. ("Nu-Tech") and Nu-Tech's subsidiaries, and Employee will devote a portion of his professional time to the business of Nu-Tech consistent with such duties and (ii) Employee may devote a portion of his time to charitable work or positions on boards of directors or committees of other companies or charitable organizations, provided that such actions do not interfere with the performance by Employee of his duties hereunder.

            (C) Employee shall not be required to perform all of his duties at the facilities of the Company, and Employee may utilize telephone, computer and facsimile communications to perform services while he is not located at the Company's facilities, but Employee shall spend such portion of his time at the facilities of the Company as is necessary to satisfactorily perform his duties as Chairman of the Board, President and Chief Executive Officer of the Company. Additionally, Employee shall undertake such occasional travel, within or without the United States, as is or may be necessary to satisfactorily perform his duties and Chairman of the Board, President and Chief Executive Officer of the Company.


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                                  ARTICLE III

                                 COMPENSATION

            (A) Commencing with the date hereof, the Company shall pay to Employee a salary at the rate of $104,000 per annum until October 31, 1997 (payable in equal weekly installments or pursuant to such regular pay periods adopted by the Company) (the "Base Salary"). On November 1, 1997, the Base Salary shall be increased to $208,000 per annum.

            (B) Employee may receive such other additional compensation as may be determined from time to time by the Board of Directors. Nothing herein shall be deemed or construed to require the Board to award any bonus or additional compensation.

            (C) The Company shall deduct from Employee's compensation all federal, state and local taxes which it may now or may hereafter be required to deduct.


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                                  ARTICLE IV

                                   BENEFITS

            (A) During the term hereof, (i) the Company shall provide Employee with Blue Cross/Blue Shield or equivalent health insurance benefits and major medical insurance, to the extent that Employee does not have such insurance coverage pursuant to other employment arrangements, including his employment by Nu-Tech, and long-term disability insurance, all in accordance with the Company's policies; (ii) Employee shall be reimbursed by the Company upon presentation of appropriate receipts, in accordance with the Company's policies, for all reasonable and necessary business expenses incurred by the Employee on behalf of the Company, including reasonable travel expenses, expenses related to Employee's lodging and transportation incurred while Employee is performing services hereunder at the Company's facilities, and telephone, cellular telephone and facsimile expenses incurred by Employee to perform his duties hereunder; and (iii) Employee shall receive the sum of $500 per month as and for an automobile allowance and shall be reimbursed for all reasonable gasoline, automobile maintenance and related expenses in connection with the use of an automobile in the performance of his duties for the Company in the state of California.

            (B) In the event the Company wishes to obtain Key Man life insurance on the life of Employee, Employee agrees to cooperate with the Company in completing any applications necessary to obtain such insurance and promptly submit to such physical examinations and furnish such information as any proposed insurance carrier may request.

            (C) The Company will obtain and maintain during the full term hereof and at its sole cost and expense a policy of term life insurance on the life of Employee in the face amount of $500,000 payable to a beneficiary named and designated by Employee. Upon the conclusion or termination of this Agreement, all right, title and interest in the policy shall be transferred to the Employee, and the Employee shall be responsible for any premium due after such transfer.

            (D) For each year of the term hereof, Employee shall be entitled to four weeks paid vacation. Unused vacation shall accrue and Employee may, at his option, for each year in which he


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has any unused vacation elect to be paid cash compensation for such unused vacation at a rate equal to his prevailing Base Salary.

                                   ARTICLE V

                                NON-DISCLOSURE

            The Employee shall not, at any time during or after the termination of his employment hereunder except when acting an behalf of and with the authorization of the Company, make use of or disclose to any person, corporation, or other entity, for any purpose whatsoever, any trade secret or other confidential information concerning the Company's business, finances, proposed and current products, customers and pricing (collectively referred to as the "Proprietary Information"). For the purposes of this Agreement, trade secrets and confidential information shall mean information disclosed to the Employee or known by him as a consequence of his employment by the Company, whether or not pursuant to this Agreement, and not generally known in the industry, concerning the business, finances, methods, operations, market information, research and development, pricing and information relating to proposed expansion of the Company or the Company's business plans. The Employee acknowledges that trade secrets and other items of confidential information, as they may exist from time to time, are valuable and unique assets of the Company, and that disclosure of any such information would cause substantial injury to the Company. The Company acknowledges that the Employee has been previously employed in the medical laboratory industry and acknowledges that general information regarding the industry known to the Employee prior to his employment by the Company shall not be considered Proprietary Information. The provisions of this Article V shall survive termination of this Agreement.

                                  ARTICLE VI

                             RESTRICTIVE COVENANT

            (A) Employee agrees that during the period of time that Employee is employed by the Company he will not directly or indirectly enter into or become associated with or engage in any other business (whether as a partner, officer, director, shareholder, employee, consultant, representative, agent,


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franchisor, franchisee or otherwise), which business is directly or indirectly involved in the provision of clinical laboratory services (each, a "Competitive Act") anywhere in the United States and that, in the event that Employee's employment hereunder is terminated pursuant to paragraph (D) or (E) of Article VIII hereof, Employee will not engage in any Competitive Act anywhere in the United States prior to the fourth anniversary of the date hereof (the "Noncompete Period"). Employee further agrees that, in the event that Employee's employment hereunder is terminated pursuant to paragraph (A), (C), (F) or (G) of
Article VIII hereof, he will not engage in any Competitive Act in any state listed on Schedule I attached hereto during the Noncompete Period and during such period he will not solicit clinical laboratory service business from any of such states.

            (B) During the Noncompete Period, the Employee shall not directly or indirectly through another entity (i) induce or attempt to induce any employee, consultant, independent contractor or agent of the Company or any of its subsidiaries to leave the employ of the Company or such subsidiary, or in any way interfere with the relationship between the Company or any of its subsidiaries and any employee, consultant, independent contractor or agent thereof, (ii) hire or otherwise retain any person who was an employee, consultant, independent contractor or agent of the Company or any of its subsidiaries at any time during the six-month period immediately prior to the date on which such hiring or engagement would take place, provided that this clause (ii) shall not apply with respect to hiring or retaining any bona fide agent, consultant or independent contractor of the Company that is also retained by persons other than the Company or (iii) induce or attempt to induce any customer, supplier, licensee, licensor, franchisee or other business relation of the Company or any of its subsidiaries to cease doing business with the Company or such subsidiary, or in any way interfere with the relationship between any such customer, supplier, licensee, franchisee or business relation and the Company or any of its subsidiaries (including making any negative statements or communications about the Company or any of its subsidiaries).

            (C) The parties hereto agree that, based upon the Company's present business and plans for future expansion, the covenants and agreements contained in this Article VI are reasonable in duration, scope and geographic area and are necessary to protect the goodwill of the Company's business. The


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breach of the provisions of this Article VI would irreparably harm the Company.
If, however, any court shall hold that the duration of non-competition or any other restriction contained in this Article VI is unenforceable, it the intention of the parties hereto that this Article VI shall not thereby be terminated but shall be deemed amended to delete therefrom or modify such provision or portion adjudicated to be invalid or unenforceable or in the alternative such judicially substituted term may be substituted therefor.

            (D) The covenants and restrictions contained in this Article VI shall survive termination of this Agreement.


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                                  ARTICLE VII

                                     TERM

            This Agreement shall be for a term commencing on the date first set forth above and terminating on the third anniversary hereof, unless earlier terminated pursuant to the terms hereof.

                                 ARTICLE VIII

                                  TERMINATION

            Employee's employment pursuant to this Agreement shall terminate on the earliest to occur of the following:

            (A) The expiration of the term hereof;

            (B) The death of Employee;

            (C) Upon written notice from the Company to the Employee, if Employee becomes disabled and as a result of such disability, has been prevented from and unable to perform all of his duties hereunder for a consecutive period of four (4) months or for a total of one hundred and twenty (120) days in any six (6) month period;

            (D) Upon written notice from the Company to Employee, if (i) Employee is convicted of a felony involving moral turpitude or has engaged in embezzlement or other fraudulent or dishonest behavior, or (ii) the Employee, in carrying out his duties under this Agreement, has performed in a manner as to materially harm the Company and did so recklessly or wilfully or has refused to follow reasonable and lawful directions from the Board of Directors;

            (E) Upon written notice delivered by Employee to the Company not less than ninety (90) days prior to the date of such termination;

            (F) Upon written notice from the Company to Employee; or


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            (G) In the event of a material diminution by the Company of
Employee's title and responsibilities or duties hereunder or a breach of the Company's obligations pursuant to Article III hereof. In such event, Employee shall deliver written notice to the Company not less than sixty (60) days prior to the proposed date of termination stating with specificity the conditions constituting the material diminution of title, responsibilities or duties or breach by the Company; provided that Employee's employment hereunder shall not terminate if the Company shall have remedied the breach specified in the notice delivered by the Employee pursuant to this paragraph (G) prior to the date specified as the proposed termination date in full notice.

            In the event of a termination pursuant to paragraph (A), (D) or (E) above, Employee shall be entitled only to (i) unpaid Base Salary accrued to the date of such termination, (ii) compensation for unused vacation time accrued to the date of termination for which payment has not been previously made and (iii) unreimbursed expenses accrued to the date of such termination. In the event of a termination pursuant to paragraph (B), (C) or (G) above, Employee shall receive
(i) his Base Salary for the period beginning on the termination date and ending on the third anniversary of the date hereof, compensation for unused vacation time accrued to the date of termination for which payment has not been previously made, (ii) unreimbursed expenses accrued to the date of such termination, and (iv) in the case of a termination pursuant to paragraph (C) or
(G) hereof, health insurance coverage or reimbursement for the reasonable cost thereof. In the event of a termination pursuant to paragraph (F) above, Employee shall receive (i) his Base Salary for the period beginning on the termination date and ending on the fourth anniversary of the date hereof, (ii) compensation for unused vacation time accrued to the date of termination for which payment has not been previously made and (iii) health insurance coverage or reimbursement for the reasonable cost thereof from the date of such termination to the third anniversary of the date hereof.

                                  ARTICLE IX

                                 STOCK OPTIONS


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            As an inducement to Employee to enter into this Agreement the
Company hereby grants to Employee two ten-year non-incentive stock options (the "Options"), to purchase shares of the Company's Common Stock, $.01 par value, upon and subject to the following conditions:

            (A) Subject to the terms and conditions of the Company's Employee Stock Option Plan (the "Plan"), Employee is hereby granted an option to purchase 100,000 shares of the Company's Common Stock, at an exercise price of $.25 per share, which options shall vest and be immediately exercisable by Employee upon and following execution of this Agreement by the parties hereto.

            (B) Subject to the terms and conditions of the Plan, Employee is hereby granted an option (the "Performance Based Option") to purchase 100,000 shares of the Company's Common Stock at an exercise price of $5.00 per share that shall vest and become exercisable by Employee based on the Company's performance measured with reference to earnings before interest, taxes, depreciation and amortization ("EBITDA") for the years ended December 31, 1997, 1998, and 1999 (each, a "Performance Period"). One-third of the Performance Based Option shall vest and become exercisable by Employee as of the April 1st immediately following the end of a Performance Period (each, a "Vesting Date") if the Company achieves the EBITDA target for such Performance Period. In no event shall such EBITDA targets be less than $1,000,000 for the period from October 1, 1997 through December 31, 1997, and $8,400,000 and $8,400,000 for the years 1998 and 1999, respectively. For purposes of determining whether the Performance Based Options shall vest and become exercisable, EBITDA shall be derived from the Company's audited financial statements for the applicable Performance Period. If the Company's EBITDA for either or both of the first two Performance Periods is less than the EBITDA target established for such Performance Period (any such shortfall referred to as the "Shortfall Amount"), the portion of the Performance Based Option that otherwise would have vested and become exercisable as of the Vesting Date immediately following the end of such Performance Period (the "Scheduled Vesting Date") shall nonetheless vest and become exercisable as of the next succeeding Vesting Date if the Company's performance for the next succeeding Performance Period exceeds the EBITDA target for such succeeding Performance Period


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by an amount that is greater than or equal to the Shortfall Amount.

            (C) Notwithstanding the provisions of this Article IX above, if (i) a "Change of Control" of the Company occurs during the term hereof, and (ii) as of the date of such Change of Control the annual internal rate of return on an equity investment in the Company (determined with reference to the price per share paid in the Change of Control transaction versus an assumed valuation of $5.00 per share (as adjusted to reflect stock splits, stock dividends and reverse stock splits occurring after the date hereof and prior to such Change of Control transaction) as of the date of this Agreement) is at least 25% per annum, the Performance Based Option shall immediately vest and become exercisable in full. A "Change in Control" of the Company means the occurrence of any of the following events: (i) except for any transaction not constituting a Change of Control pursuant to clause (iii) below, any sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation or for security purposes), in one or a series of related transactions, of all or substantially all of the assets of the Company and its subsidiaries taken as a whole to any "person" (as defined in Section 13(d) of the Exchange Act of 1934, as amended (the "Exchange Act")) or "group" (as defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), (ii) the adoption by the Company of a plan for the liquidation or dissolution of the Company, (iii) the Company consolidates with, or merges with or into, another Person or sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any person or "group" (as defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) in a transaction or series of related transactions in which the voting stock of the Company is converted into or exchanged for cash, securities or other property, other than any transaction where (A) the outstanding voting stock of the Company is converted into or exchanged for voting stock of the surviving or transferee corporation and (B) the "beneficial owners" (as defined in Rule 13d-3 under the Exchange Act) of the voting stock of the Company immediately prior to such transaction own, directly or indirectly, not less than a majority of the total voting stock of the surviving or transferee corporation immediately after such transaction, or (iv) the consummation of an initial public offering of Common Stock of the Company in which the Company receives greater than $20,000,000 in aggregate gross proceeds.


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            (D) Except as expressly provided in this paragraph (D), upon the termination of Employee's employment with the Company under any circumstances, the Options that have not vested as of the date of Employee's termination (the "Termination Date") shall immediately terminate; provided, that if Employee's employment is terminated pursuant to paragraph (B) or (C) of Article VIII prior to the third anniversary of the date hereof because of death or disability of Employee during any Performance Period and the Company achieves the EBITDA target for such Performance Period, one-third of the Performance Based Option shall vest on the Vesting Date applicable to such Performances Period. Any vested Options that have not been exercised prior to the Termination Date or Performance Based Options that vest following the Termination Date shall terminate in full on the date that is one year following the Termination Date; provided that in the event that the Company has not registered the shares of Common Stock issuable upon exercise of the Options, as contemplated by paragraph
(E) below, prior to such date, the expiration date for such Options shall toll until such time as the Company has caused the shares of Common Stock issuable upon such exercise to be registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to paragraph (E) below.

            (E) The Company hereby agrees that it shall register the shares of the Company's Common Stock issuable upon exercise of the Options granted hereunder under the Securities Act of 1933, as amended (the "Securities Act"), upon Form S-3, Form S-8 or any comparable form, at the same time as the Plan is registered.

            (F) The Options provided for herein are not transferable by Employee, except to members of Employee's immediate family, a trust established by Employee for the exclusive benefit of Employee and his immediate family or charitable foundation established by Employee, and shall be exercised only by Employee, by a trustee of a trust or charitable foundation established by Employee or by Employee's legal representative or executor. The Options may be exercised by delivery by any such person of the exercise price therefore to the Company in cash, pursuant to a "cashless" exercise, by notice from any such person, authorizing the Company to withhold from the issuance a number of shares of Common Stock issuable upon exercise which, when multiplied by the then current "fair market


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value" of the Common Stock, is equal to the aggregate exercise price of the
Options then being exercised by such person, or as provided in the Plan. For purposes of this paragraph (F), fair market value shall be determined with reference to the average closing price for the ten (10) trading days immediately preceding the delivery of such notice, if the Common Stock is then so listed on a national securities exchange or quoted on an automated quotation system, and if the Common Stock is not then so listed or quoted, by the good faith determination by action of a majority of the members of the Company's board of directors, with Employee abstaining from any such action of the board of directors. The Options are not qualified as incentive stock options.

            (G) The Options shall be subject to the same anti-dilution protections as are set forth in Section 8 of that certain Warrant Agreement by and between the Company and U.S. Trust Company of California, N.A. dated as of September 30, 1997.

                                   ARTICLE X

                        TERMINATION OF PRIOR AGREEMENTS

            This Agreement sets forth the entire agreement between the parties and supersedes all prior agreements between the parties, whether oral or written, without prejudice to Employee's right to all accrued compensation prior to the effective date of this Agreement.

                                  ARTICLE XI

                                 SEVERABILITY

            If any provision of this Agreement shall be held invalid and unenforceable, the remainder of this Agreement shall remain in full force and effect. If any provision is held invalid or unenforceable with respect to particular circumstances, it shall remain in full force and effect in all other circumstances.


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                                  ARTICLE XII

                                    NOTICE

            All notices required to be given under the terms of this Agreement shall be in writing and shall be deemed to have been duly given only if delivered to the addressee in person or mailed by certified mail, return receipt requested, as follows:

      IF TO THE COMPANY:      Physicians Clinical Laboratory, Inc.
                              3301 C Street, Suite 100E
                              Sacramento, California 95816

(with a copy to each of the members of the Board of Directors of the Company)

      IF TO THE EMPLOYEE:     J. MARVIN FEIGENBAUM
                              250 East 73rd Street
                              New York, New York 10021

or to any such other address as the party to receive the notice shall advise by due notice given in accordance with this paragraph. Any such written notice shall be effective upon receipt, but not later than four (4) days after the deposit with the U.S. Postal Service.

                                 ARTICLE XIII

                                    BENEFIT

            This Agreement shall inure to, and shall be binding upon, the parties hereto, and the heirs of Employee and successors and assigns of the Company.

                                  ARTICLE XIV

                                    WAIVER

            The waiver by either party of any breach or violation of any condition or provision of this Agreement shall not operate or be construed as a waiver of any similar or dissimilar


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condition or provision at the same or any prior or subsequent time.

                                  ARTICLE XV

                                 GOVERNING LAW

            This Agreement has been negotiated and executed in the State of New York, and New York law shall govern its construction and validity.

                                  ARTICLE XVI

                                 JURISDICTION

            Any or all actions or proceedings which may be brought by the Company or Employee under this Agreement shall be brought in courts having a situs within the State of New York and each of the Company and Employee hereby consent to the jurisdiction of any local, state or federal court located within the State of New York.

                                 ARTICLE XVII

                               ENTIRE AGREEMENT

            This Agreement contains the entire agreement between the parties hereto. No change, addition or amendment shall be made hereto, except by written agreement signed by the parties hereto.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement and affixed their hands and seals the day and year first above written.

                              PHYSICIANS CLINICAL LABORATORY, INC.


                              By:  ______________________________
                              Its:  _____________________________



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                              -----------------------------------
                              J. MARVIN FEIGENBAUM (Employee)


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                                  Schedule I


California
Washington
Oregon
Idaho
Utah
Wyoming
Colorado
New Mexico
Arizona
Texas
Montana
Nevada


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